Project debt	9 Months Ended
Sep. 30, 2018
Project debt [Abstract]
Project debt
Note 15. - Project debt

The main purpose of the Company is the long-term ownership and management of contracted concessional assets, such as renewable energy, efficient natural gas, electric transmission line and water assets, which are financed through project debt. This note shows the project debt linked to the contracted concessional assets included in Note 6 of these consolidated condensed interim financial statements.

Project debt is generally used to finance contracted assets, exclusively using as guarantee the assets and cash flows of the company or group of companies carrying out the activities financed. In most of the cases, the assets and/or contracts are set up as guarantee to ensure the repayment of the related financing.

Compared with corporate debt, project debt has certain key advantages, including a greater leverage and a clearly defined risk profile.

The detail of project debt of both non-current and current liabilities as of September 30, 2018 and December 31, 2017 is as follows:

	Balance as of September 30,	Balance as of December 31,
	2018	2017
	($ in thousands)
Non-current	4,908,678	5,228,917
Current	305,997	246,291
Total Project debt	5,214,675	5,475,208

The decrease in total project debt is primarily due to contractual payments of debt for the period, the partial repayment of Solana debt using the indemnity received from Abengoa in March 2018 for $52.5 million (see Note 11), the lower value of debts denominated in foreign currencies since their exchange rate has decreased against the U.S. dollars since December 31, 2017 and to the impact of the application of IFRS 9, ´Financial instruments´ from January 1, 2018 (see Note 2).

Additionally, during the second quarter of 2018, the Company refinanced debts of Helios 1/2 and Helioenergy 1/2 on May 18, 2018 and June 26, 2018 respectively. The terms of the new debts are not substantially different from the original debts refinanced and therefore the exchange of debts instruments does not qualify for an extinguishment of the original debts under IFRS 9, ´Financial instruments´. When there is a refinancing with a non-substantial modification of the original debt, there is a gain or loss recorded in the income statement. This gain or loss is equal to the difference between the present value of the cash flows under the original terms of the former financing and the present value of the cash flows under the new financing, discounted both at the original effective interest rate. In this respect, the Company recorded a $36.6 million financial income in the profit and loss statement of the consolidated condensed financial statements (see Note 19).

The repayment schedule for Project debt in accordance with the financing arrangements, as of September 30, 2018 is as follows and is consistent with the projected cash flows of the related projects:

Remainder of 2018
Payment of interests accrued as of September 30, 2018	Nominal repayment	Between January and September 2019	Between October and December 2019	2020	2021	2022	Subsequent Years	Total
($ in thousands)
61,715	126,694	117,588	130,802	257,180	269,347	299,370	3,951,979	5,214,675